SECURITIES AND EXCHANGE COMMISSION

                            Washington,  DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


                                OCTOBER 21,1997
                                Date of Report
                       (Date of earliest event reported)


                             POWERCOLD CORPORATION
            (Exact name of registrant as specified in its charter)

                                   FORMERLY

                  INTERNATIONAL CRYOGENIC SYSTEMS CORPORATION


       Nevada                    33-19584               23-2582701
(State of Incorporation)   (Commission File No.)   (IRS Employer Ident. No.)


                              103 GUADALUPE DRIVE
                              CIBOLO, TEXAS 78108
                   (Address of principal executive offices)


                                  210 659-8450
                        (Registrant's telephone number)




















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ITEM 1 - CHANGES IN CONTROL OF REGISTRANT
     None

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS
     None

ITEM 3 - BANKRUPTCY OR RECEIVERSHIP
     None

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (l) The client-auditor relationship between the registrant and Coopers & Lybrand L.L.P. has ceased.

     (ll) During the registrant's two most recent fiscal years (December 31, 1995 and December 31, 1996) and the subsequent period up to the date of the resignation of the former auditor, there were no disagreements with the former auditor on any matter of accounting principles or practices, financial statement disclosures or auditing scope of procedure.

    (lll) The former auditor's report on the financial statements for the past two years contained an unqualified opinion with an explanatory paragraph in 1995 and 1996.

     (lV) To the best of our knowledge there are no other required disclosures. The former auditor verified that there have been no disagreements on any matter of accounting principals or practices, financial statements disclosure or auditing scope of procedure either during the recent fiscal years and subsequent to the date of their resignation.

     (V)  Amendment - Attached Exhibit
          Accountants letter of resignation.

ITEM 5 - OTHER EVENTS
     None

ITEM 6 - RESIGNATIONS OF REGISTRANT'S DIRECTORS
     None

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
     None

ITEM 8 - CHANGE IN FISCAL YEAR - None










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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   October 24, 1997


     POWERCOLD CORPORATION

     /s/Francis L. Simola
     --------------------------
     Francis L. Simola
     President/CEO










































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